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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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
Date of Report (Date of earliest event report) October 31, 2000 (October 31, 2000)
                                               -----------------------------------
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                        CITIZENS FIRST FINANCIAL CORP.
                        ------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                        1-4274                   37-1351861
      --------                        ------                   ----------
(State or other jurisdiction of      (Commission               IRS Employer
incorporation or organization)       File Number)           Identification No.)


             2101 N. Veteran Parkway, Bloomington, Illinois 61704
             ----------------------------------------------------
                   (Address of principal executive offices)

                                (309) 661-8700
                                --------------
               (Issuer's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)

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Item 5. Other Events
        ------------

On October 31, 2000, Citizens First Financial Corp. (the "Company") announced that it will conduct a "dutch auction" tender offer to purchase up to 391,000 shares of its common stock and that it has entered into an Agreement to Sell Stock and Mutual Release with Lawrence B. Seidman. A copy of the Company's press release dated October 31, 2000 and the Agreement to Sell Stock and Mutual Release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.


Exhibit No.                                                        Page
----------                                                         ----
99.1          Press release dated October 31, 2000                  3

99.2          Agreement to Sell Stock and Mutual Release            5


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 31, 2000                   By: /s/C. William Landefeld
                                              -----------------------
                                          C. William Landefeld
                                          President and Chief Executive Officer



Dated: October 31, 2000                   By: /s/Dallas G. Smiley
                                              -------------------
                                          Dallas G. Smiley
                                          Senior Vice-President and
                                          Chief Financial Officer

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